SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                  FORM 8-K
                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934








                        Date of Report:  May 16, 1996



                           DATA BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)





           Delaware                    0-20311             13-3668779
  (State or other jurisdiction     (Commission File      (I.R.S. Employer
      of incorporation or              Number          Identification Number)
         organization)


              3490 Clubhouse Drive, I-2,  Jackson, Wyoming  83001
                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (307) 733-9742

Item 5.     Other Events

            On April 23, 1996, Capital Management Sciences ("CMS"), a division of the Registrant, entered into an agreement with ILX Information Systems ("ILX"), to distribute BondVu, CMS' fixed income security analytic service expected to be launched in the summer of 1996. ILX, a division of Thomson Financial, Inc., is a major information provider to the broker/dealer and institutional investment markets, and has a current subscriber base of over 60,000 terminals in the United States. This agreement gives ILX certain exclusive distribution rights depending on achievement of specified revenue targets. BondVu is a Windows-based financial information service consisting of real-time bond market information, analytical applications, fundamental bond data and pricing.

Item 7.     Exhibits

            Exhibit 1 - ILX/CMS Distribution Agreement












                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        DATA BROADCASTING CORPORATION
                                 (Registrant)



Date:   May 16, 1996               By:     /s/ Andrew P. Schlotterbeck
                                               Andrew P. Schlotterbeck
                                               Vice President and Controller

                                EXHIBIT INDEX



                                                   Sequentially
Exhibit No.        Description                     Numbered Page

     1             ILX/CMS Distribution Agreement        4

                               EXHIBIT NO. 1

                        ILX/CMS DISTRIBUTION AGREEMENT


     AGREEMENT dated as of April 23, 1996, by and between Capital Management Sciences, a division of Data Broadcasting Corporation ("Vendor"), and ILX Systems, a division of Thomson Financial Services, Inc.

     WITNESSETH

     WHEREAS, Vendor is the owner of the service and related documentation set forth in Schedule A (hereinafter, the "Service"); and

     WHEREAS, ILX wishes to market, distribute and support the Service as an additional service to third-party end users of its on-line information system (hereinafter, "ILX End Users"); and

     WHEREAS, Vendor is willing to grant to ILX the right and license set forth in this Agreement,

     NOW, THEREFORE, in consideration of the premises and mutual undertakings set forth herein, the parties do hereby agree as follows.


1.1  Appointment of ILX

     Subject to the forms and conditions of this Agreement, Vendor hereby appoints ILX as the exclusive provider of the Service to ILX End Users for a period of two years following the launch date of the Service, which date is not to be later than October 1, 1996. ILX accepts the appointment and agrees to sell the Service to ILX End Users. CMS agrees not to offer services similar in use and function to the Service for distribution by ILX competitors to their end users. ILX competitors are defined to be: ADP, Reuters, Quotron, Track Data, Bridge Systems, Bloomberg, and possibly others to be mutually agreed upon. If by the end of the two-year period following the launch date of the Service, ILX's gross monthly revenues relating to the Service do exceed $400,000 per month, such exclusivity shall continue for an additional one-year period. If by the end of the one-year period following the launch date of the Service, ILX's gross monthly revenues relating to the Service do not exceed $100,000 per month, such exclusivity shall cease and Vendor shall be free to market the Service to ILX competitors for distribution to their end users. The parties hereto acknowledge that this Agreement shall not prohibit Vendor from selling the Service directly to persons who may also be ILX End Users who are already customers of Vendor or who become customers as a result of general advertising if ILX elects not to offer the Service to its customers.


1.2  Limitations on License

     A. ILX shall not remove, alter, cover or obfuscate any copyright notice appearing on any portion of the Service.

     B. No right, title or interest in or to the Service or any copyrights, trademarks or other proprietary rights relating to the Service are transferred to ILX or otherwise conveyed by Vendor, and ILX shall have no right to decompile or reverse engineer the Service.

     C. Within 30 days following the last day of each calendar month, ILX shall provide a written report to Vendor identifying each ILX End User as of the last day of the preceding month by Firm name, a contact name and number, and a list of users at each office location.

2.   Marketing Efforts

     A. ILX shall make all reasonable efforts, consistent with its regular business practices, to represent effectively the Service and the procedures of Vendor with respect thereto.

     B. ILX shall expend such time and effort as is reasonably required to train appropriate personnel to promote, use, and support the Service. ILX also agrees to actively promote, consistent with its regular business practices, the Service to its customers in connection with its marketing efforts for the ILX on-line information system.

     C. ILX shall make available to ILX End Users a reasonable level of support and maintenance for the Service. If ILX is unable to provide the level of support required by an ILX End User, ILX shall contact Vendor for assistance in supporting the ILX End User.


3.   Confidentiality

     A. ILX acknowledges and agrees that all information marked as confidential and proprietary which it has or will receive from Vendor (attached hereto as Exhibit A), including, without limitation, the Service, is confidential and proprietary to Vendor, and ILX agrees that it will protect such information from disclosure with the same degree of care that it uses to protect its own most valuable proprietary information and will not disclose such information to any third party. The provisions of this
Section 3(A) shall not apply to information that is part of the public domain or that subsequently enters the public domain through no fault of ILX. ILX acknowledges that the software product designed by Vendor herein utilizes, as an integral part of the various market indicators, data and information that is part of the public domain, and that the presentation of this data in the form and style of Vendor as shown in Exhibit A constitutes confidential information and is proprietary in nature.

     B. Vendor acknowledges and agrees that all information marked as confidential and proprietary which it has received or will receive from ILX, including, without limitation, customer lists, is confidential and proprietary to ILX, and Vendor agrees that it will protect such information from disclosure with the same degree of care that it uses to protect its own most valuable proprietary information, and will not use or disclose such information to any third party. The provision of this Section 3(B) shall not apply to information that is part of the public domain or that subsequently enters the public domain through no fault of Vendor.


4.   ILX's Warranty

     ILX represents and warrants to Vendor that ILX has the power and authority to enter into this Agreement and to perform all of its obligations under the terms of this Agreement, and further represents and warrants to Vendor that the execution and performance of this Agreement by ILX does not violate the provisions of any other agreement to which ILX is a party.


5.   Vendor's Warranty

     Vendor warrants to ILX that Vendor has the power and authority to enter into this Agreement and has applied for copyright of the Service, and that the Service does not infringe on any patent, trade name, trademark, trade secret or copyright, or any other right of any third party.


6.   Indemnification

     Vendor and ILX agree, each at its own expense, to indemnify and save the other party harmless from and against any and all suits or claims from ILX End Users and third parties for any expenses, including reasonable attorneys' fees, resulting from any adjudication that it has breached any of its warranties, representations or obligations under this Agreement, provided that the party seeking indemnification under this provision must promptly notify the other party in writing of any claim that such a breach has occurred. If the party providing indemnification under the provisions of this Section 6 elects to defend any such action, then, as a condition to obtaining indemnification hereunder, the party seeking indemnification must give the indemnifying party full authority, information and assistance for the defense of such action and the indemnifying party shall have sole control of the defenses and all negotiations for settlement or compromise of any such action, and shall pay all damages, expenses and fees awarded in any final judgment which is unappealable or is not appealed within the period for appeal, or agreed upon in any settlement agreement to which the indemnifying party is signatory.


7.   Limitation of Liability

     IN NO EVENT SHALL EITHER PARTY'S AGGREGATE LIABILITY TO THE OTHER PARTY, TO THE ILX END USERS, AND TO ANY THIRD PARTY, REGARDLESS OF THE FORM
OF CLAIM OR ACTION, EXCEED THE AGGREGATE AMOUNT PAID TO VENDOR BY
ILX UNDER THIS AGREEMENT.  THE PROVISIONS OF THIS SECTION CONSTITUTE
AN ESSENTIAL PART OF THE BARGAIN BETWEEN THE PARTIES UNDERLYING
THIS AGREEMENT AND HAVE BEEN REFLECTED IN THE CONSIDERATION TO BE
PAID BY ILX TO VENDOR FOR EACH SUBSCRIBER OF THE SERVICE. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE RESPONSIBLE TO THE OTHER, TO
ANY ILX END USER, OR TO ANY THIRD PARTY FOR CONSEQUENTIAL DAMAGES,
LOST PROFITS OR OTHER SPECIAL OR INCIDENTAL DAMAGES, WHETHER DIRECT
OR INDIRECT, EVEN IF SUCH PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF
SAME, WHETHER BASED UPON A CLAIM SOUNDING IN CONTRACT, TORT, STRICT
LIABILITY OR OTHERWISE ARISING OUT OF THIS AGREEMENT, THE SOFTWARE
PRODUCT, AND/OR THE USE OR INABILITY TO USE THE SERVICE.


8.   Term and Termination of This Agreement

     This Agreement will become effective on the date of execution, and shall be effective for an initial period of five (5) years and thereafter, subject to the termination conditions covered in this and other clauses of this Agreement. Either party may terminate this Agreement, for any reason or for no reason, at the end of the initial term or any renewal thereof, upon no less than ninety (90) days written notice to the other party.


9.   Payment

     ILX shall make monthly payments of all royalties owed to Vendor, according to Schedule B, for the preceding month. Included with this payment will be an accounting of all the current subscribers as defined in
Section 1.2(D) above, and any additions or deletions of the Service.

10.1 Termination for Cause

     A. If at any time either party to this Agreement defaults in the performance of, or otherwise breaches, this Agreement, and if such default or breach continues for a period of 45 days after the other party has given notice to such party specifying the nature of such default or breach and demanding that it be remedied, then the party giving such notice shall have the right to terminate this Agreement by giving further notice to that effect to such party in default or breach. Termination shall be effective 30 days after the receipt of such further notice.

     B. If either party to this Agreement has been adjudicated bankrupt or insolvent, or a petition seeking reorganization of either party under any bankruptcy act or any similar applicable law has been filed; or if a decree or order of a court having jurisdiction has been entered appointing a receiver, liquidator, trustee, or assignee in bankruptcy or in insolvency over either party or over all or substantially all of either party's property, or providing for the windup or liquidation of either party's affairs, then the other party shall have the right to terminate this Agreement immediately by giving the aforementioned party notice to that effect.

     C. If either party to this Agreement institutes proceedings to be adjudicated a voluntary bankrupt; or consents to the filing of a bankruptcy proceeding against it; or files a petition, answer, or consent seeking reorganization under any bankruptcy act or any similar applicable law, or consents to the filing of any such petition; or consents to the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency over such party or over all or substantially all of such party's property; or makes a general assignment for the benefit of creditors; or admits in writing its inability to pay its debts generally as they fall due, then the other party shall have the right to terminate this Agreement immediately by bringing the aforementioned party notice to that effect.

10.2 Consequences of Termination

     Upon termination of this Agreement, all rights granted by Vendor to ILX shall terminate and revert to Vendor, provided, however, that ILX End Users may continue to use any and all Services subscribed to prior to termination as part of any System then in their possession, and ILX shall have the right to continue to fulfill its outstanding service and other obligations in respect of the Service to such ILX End Users. Promptly upon termination of this Agreement for any reason, Vendor shall return, or certify the destruction of, all copies of ILX proprietary information in its possession or within its control, and all ILX systems documentation relating thereto, and all other materials pertaining to ILX in its possession or within its control (including all copies thereof); and ILX shall return, or certify the destruction of, all copies of Vendor's proprietary information in its possession or within its control, and all Vendor's systems documentation relating thereto, and all other materials pertaining to Vendor in its possession or within its control (including all copies thereof).

     Neither the exercise nor the waiver by either party hereto of any right or remedy provided hereunder shall be construed as limiting such party's other rights and remedies at law or in equity with respect to either different or continuing breaches by the other party.

11.  Amendment and Non-Waiver

     This Agreement cannot be changed, terminated, or amended except in writing with the appropriate signatures of both parties. ILX and Vendor shall be bound by the terms and conditions of this Agreement. No course of conduct, action or inaction on behalf of Vendor will be deemed to be a waiver of any of Vendor's rights. It is expressly understood and agreed that no employee, agent or other representative of either party has any authority to bind it with regard to any statement, representation, warranty or other expression unless such statement, representation, warranty or other expression is expressly included in the terms of this Agreement.


12.  Relationship of Parties

     Each party shall be regarded as an independent contractor and this Agreement shall not be construed as having created a partnership, joint venture or agency between the parties. ILX agrees not to take any action which might encumber or expose the Service to any claim, lien or other form of encumbrance.


13.  Illegality and Unenforceability

     Illegality and unenforceability of any term or condition of this Agreement will have no effect on the remaining terms or conditions of this Agreement.


14.  Choice of Law

     This Agreement shall be governed by and interpreted according to the laws of the State of New York, without giving effect to the choice of law provisions of such State. Any actions for enforcement of this Agreement or interpretation of any of the provisions of this Agreement, or otherwise arising out of or relating to this Agreement, shall be brought in the courts of the State of New York or the Federal Courts sitting in the State of New York. Both parties hereby expressly agree to the jurisdiction of such courts.


15.  General

     A. This Agreement is not assignable by ILX without the prior written consent of Vendor, except that ILX may assign this Agreement to any successor in interest to all or substantially all of its assets or to any affiliate of Thomson US, Inc. without the prior written consent of Vendor. This Agreement is not assignable by Vendor without the prior written consent of ILX, except that Vendor may assign this Agreement to any successor in interest to all or substantially all of its assets or to any affiliate of Vendor without the prior written consent of ILX.

     B. This Agreement is the complete and exclusive statement of the agreement between ILX and Vendor, and supersedes any prior agreements between these parties.

     C. Any obligations or duties that, by their very nature, extend beyond the expiration or termination of this Agreement will survive and remain in effect beyond the termination date, including, without limitation, the confidentiality obligations of each party and the obligation of Vendor to assist ILX in providing support to ILX End Users with valid support agreements in effect on the date of such expiration or termination during the period that such support agreements remain in effect without renewal or extension. In no event shall Vendor be obligated to provide ILX or any ILX End User with updates or enhancements to the Service following the expiration or termination of this Agreement.

     D. No trade usage or regular course of dealing within the computer software industry or between ILX and Vendor shall modify, interpret, supplement, or alter in any manner the express terms of this Agreement.

     E. All notices and other communications required or permitted to be made hereunder shall be in writing and shall be deemed effective when delivered as follows:

          If to Vendor:     James A. Kaplan
                            Capital Management Sciences
                            11766 Wilshire Boulevard, Suite 300
                            Los Angeles, California 90025

          If to ILX:        Bernard A. Weinstein
                            ILX Systems, Inc.
                            111 Fulton Street
                            New York, New York 10038

     Either party may change its address by so notifying the other party in the manner provided herein.


     IN WITNESS WHEREOF, the parties have caused their duly authorized agents to execute this Agreement on the dates set forth below.



ILX SYSTEMS INC.                                 CAPITAL MANAGEMENT SCIENCES


By:    /s/ Bernard A. Weinstein                  By:    /s/ James A. Kaplan
   Bernard A. Weinstein, President & CEO            James A. Kaplan, President


Date:    4/29/96                                   Date:    4/23/96

                                 EXHIBIT A








                                   BondVu


                      Fixed Income Security Analytics
























     Subject to modification (enhancements and deletions) from time to time.

                                   EXHIBIT B

                           Prices & Responsibilities


Revenue Split

     The revenues are to be divided 60/40, with 60% going to Vendor and 40% going to ILX. The revenue split is irrespective of the selling party, but rather, is determined by ILX's distribution and support of the Service.
     ILX will have the option to distribute and support the Service at that ILX End User's site and be entitled to 40% of the revenues paid by that ILX End User, or not to do so and not be entitled to any share of the revenues.
     Vendor warrants that the revenue share offered to ILX shall be at least as favorable or more favorable than that offered to any vendor of the BondVu product with which Vendor may enter into a distribution agreement.
     Notwithstanding the above, Smith Barney shall have the right to select the distribution and support of the Service as it may elect.
     Vendor will provide a schedule of ILX End User pricing for approval by ILX. In no event will Vendor offer the Service to any end user for a lower fee than that offered to ILX End Users.



CMS Responsibilities

   Delivery of BondVu, including all analytics and data
   Continuing product enhancements
   Marketing
   All direct (non labor-related) advertising and promotional expenses including brochures, trade shows, workshops, etc.
   Sales
   Sales and support training for ILX personnel
   Help desk support to ILX End User for BondVu
   Field consulting on BondVu usage



ILX Responsibilities

   Marketing, including, but not limited to, introduction to ILX clients All direct advertising and promotional expenses
   Sales support (e.g., leads)
   Installation and training
   Product distribution to primary site and intra-site
   Billing